AXA Equitable Life Insurance Company (“AXA Equitable”)

MONY Life Insurance Company of America (“MONY America”)

Supplement dated November 12, 2013 to the current variable life and variable annuity prospectuses and supplements to the prospectuses

This Supplement modifies certain information in the above-referenced prospectuses, supplements to prospectuses and statements of additional information (together the “Prospectus”). You should read this Supplement in conjunction with your Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in your Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your Prospectus.

Changes to a Portfolio of AXA Premier VIP Trust

Sub-Adviser Name change

GCIC US Ltd., a subadviser of the Multimanager Aggressive Equity Portfolio, changed its name to Scotia Institutional Asset Management US, Ltd. Therefore, effective immediately, all references to GCIC US Ltd. are hereby replaced with Scotia Institutional Asset Management US, Ltd.

For more information about this Portfolio, see “Portfolios of the Trusts” in the Prospectus.

Distributed by affiliate AXA Advisors, LLC, and for certain contracts co-distributed by affiliate AXA Distributors, LLC,

1290 Avenue of the Americas, New York, NY 10104.

Copyright 2013 AXA Equitable Life Insurance Company. Copyright 2013 MONY Life Insurance Company of America.

All rights reserved.

AXA Equitable Life Insurance Company

MONY Life Insurance Company of America

1290 Avenue of the Americas

New York, NY 10104

212-554-1234

IM-40-13 (11/13)	Cat.#151174 (11/13)
NB/IF (AR)	#621947